                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


              RiverSource Variable Portfolio - Income Series, Inc.
            RiverSource Variable Portfolio - Investment Series, Inc.
              RiverSource Variable Portfolio - Managed Series, Inc.
             RiverSource Variable Portfolio - Managers Series, Inc.
           RiverSource Variable Portfolio - Money Market Series, Inc.
              RiverSource Variable Portfolio - Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

--------------------------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      3) Filing Party:

--------------------------------------------------------------------------------

      4) Date Filed:

--------------------------------------------------------------------------------

                                                  (RIVERSOURCE INVESTMENTS LOGO)
December 1, 2007

Dear RiverSource Fund Shareholder,

We consistently strive to make RiverSource(R) and RiverSource Variable Portfolio
(VP) funds competitive in both returns to investors and fees and expenses. To deliver on these objectives, we occasionally propose changes to the structure and management of the funds, and some of these changes require shareholder approval.

You have received this packet, which contains a proxy statement and ballot(s), because we are recommending changes to certain RiverSource and/or RiverSource VP funds and you are a shareholder or a contract holder of one or more of these funds.

The first few pages of the enclosed proxy statement contain a brief overview of the enclosed information in a series of questions and answers (Q&A). The Q&A explains why you have received a proxy statement and ballot or instruction card, describes the proposed changes you are being asked to vote on, and provides additional instruction. The remainder of the proxy statement gives detailed information regarding each proposal.

Because we require your approval to implement these proposed changes, we encourage you to read these important materials and act on them. If you have questions, please speak with your financial professional.

We are pleased you have chosen to invest in RiverSource or RiverSource VP funds. Thank you for the confidence and trust you've placed in us and our products.

Sincerely,

/s/ STEPHEN R. LEWIS, JR.                   /s/ PATRICK T. BANNIGAN
Stephen R. Lewis, Jr.                       Patrick T. Bannigan
Chairman of the Boards                      President, RiverSource Funds



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. FOR A FREE PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS, CALL (888) 791-3380. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Investment products are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

RiverSource mutual funds are distributed by RiverSource Distributors, Inc. Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(C)2007 RiverSource Distributors, Inc. All rights reserved.

                       [COMPUTERSHARE FUND SERVICES LOGO]

            RIVERSOURCE/WO#XXXXX: TOUCH-TONE TELEPHONE VOTING SCRIPT
                                   VP FUNDS."
      CARD TYPE: SMART CARD (MULTIPLE FUNDS PER CAMPAIGN) / REGULAR VOTING
                         EXPECTED MAIL DATE: XX/XX/2007
                         MEETING DATE: JANUARY 29, 2008
                   TEST CONTROL NUMBER (s): XXX XXXXX XXX XXX
                        TEST SECURITY CODE (s): XXXX XXXX

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-235-4258, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the number located in the shaded box on your voting instruction card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your voting instruction card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE RIVERSOURCE FUNDS"

"TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, PRESS 1 NOW."

"TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0 NOW."

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:


"To hear how you have voted, press 1."   "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows, "YOU HAVE VOTED AS THE BOARD RECOMMENDED."


"To hear how you have voted, press 1."   "To cancel your vote, press 2."
"To save how you have voted, press 3."


IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:


"Your vote has been canceled."   "To enter another vote, press 1 now."
"To end this call, press 0 now."


IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

<
"Your vote has been saved."   "To enter another vote, press 1 now."
"To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*



"PROPOSAL 1:   To vote FOR ALL press 1.   To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."


"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

"FOR HOLDING #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #10:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #11:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"FOR HOLDING #12:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #13:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #14:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #15:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #16:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #17:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #18:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #19:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #20:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #21:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #22:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #23:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"PROPOSAL 2:        To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (vote for each proposal and holding are given)."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."   "To enter another vote, press 1 now."   "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."   "To enter another vote, press 1 now."   "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

                     MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW

                                  [FLOW CHART]



"Hello, I'm trying to reach <s/h name>.  Is he/she available?   My name is ____
and I'm calling on a recorded line regarding your investment in the
<fund name>. We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the recommendations of
your Board?"                                           .
                                                       .
NO                                                     .
..                                                     YES
..                                      <  Use Appropriate Rebuttal  >
..                                      would you have any objections to
..                                      voting along with the recommendations
..                                      of your Board?
..                                         .                      .
..                                         .                      .
..                                         .                      .
..                                         .                      .
..                                   Shareholder                Shareholder
..                                  Agrees to Vote            Declines to vote
..                                         .               .      .
..                                         .                      .
..                                         .                      .
..                                         .                      .
I am recording your <   >_vote            .                      .
and will send you a printed               .             I would like to leave
confirmation to (address).    .............             you with our toll free
For confirmation purposes,                              number, do you have a
may I have the city, state                              pen and paper handy?
and zip code that we'll be                              If you could take a
mailing your confirmation to?                           brief moment, to
           .                                            quickly vote your
           .                                            shares over the phone,
           .                                            please call
           .                                            <Inbound Toll Free>.
           .                                            Your participation
           .                                            would be greatly
           .                                            appreciated.  Thank you
           .                                            for your time.  Have a
           .                                            good day/evening.
           .
Thank you for your time and your vote
Mr./Mrs. ________ have a good ___!

  MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW - ALTERNATE INTRODUCTION CALL FLOWS

"Hello, I'm trying to reach <s/h name>. Is he/she available? MY NAME IS ____ AND
  I'M CALLING ON A RECORDED LINE REGARDING YOUR INVESTMENT IN THE <FUND NAME>. We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the recommendations of your Board?"

ALTERNATE INTRODUCTION CALL FLOWS:

IF INVESTMENT IS IN A TRUST:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE <FUND NAME> HELD IN < TRUST NAME > FOR WHICH YOU ARE LISTED AS TRUSTEE.

IF INVESTMENT IS IN A CUSTODIAL ACCT FOR A MINOR:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE <FUND NAME> YOU CONTROL AS CUSTODIAN FOR < NAME OF MINOR >.

IF INVESTMENT IS HELD BY AN ASSOCIATION OR CLUB:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE <FUND NAME> HELD IN < ASSOCIATION / CLUB NAME > FOR WHICH YOU ARE LISTED AS CONTACT.

IF INVESTMENT IS IN A COMPANY NAME: .

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE <FUND NAME> HELD BY < COMPANY'S NAME > FOR WHICH YOU ARE LISTED AS CONTACT.

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE <FUND NAME> HELD THE < COMPANY'S NAME > < 401 K / PENSION PLAN > FOR WHICH YOU ARE LISTED AS CONTACT PERSON.

Enter your 14 digit control number from the shaded   -----   -----   -----

box on your notice or card:                          -----

Enter you 8 digit security code from the unshaded    -----   -----

box on your notice or card:

                                                                    ---------
                                                                      LOGIN
                                                                    ---------


             Poxy Card                                   Notice
123 1234 1234  123         1234 1234          PLEASE USE THE 14 DIGIT CONTROL
                                              NUMBER & 8 DIGIT SECURITY CODE
Control Number           Security Code        LISTED IN THE BOXES BELOW WHEN
                                              REQUESTING MATERIAL VIA THE
                                              TELEPHONE & INTERNET. When you are
                                              ready to vote, you can use the
                                              same Control Number & Security
                                              Code to record your vote.

Note Please sign exactly as your name(s)                          1234 5678
appear on this card Joint owner's should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

-------------------------------------        Control Number      Security Code
Signature

------------------------------------
Signature of joint owner, if any

-----------------------------------
Date

  WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

 Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your proxy package for other voting options.

                            -----------------------
                             VeriSign Secured Logo
                            -----------------------

 Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Computershare Proxy Direct

[LOGO] RiverSource Investments

      The Board of Directors/Trustees recommends a vote "For" all proposals.

Proposals       Mark All---> [For] [Against] [Abstain]

1 To approve an Agreement and Plan of Reorganization between your Existing Fund and a separate, corresponding newly-formed series of RiverSource Variable Series Trust, a Massachusetts business trust.Fund Specific Vote

RiverSource Variable Portfolio - Balanced Fund                         ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Cash Management Fund                  ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Core Bond Fund                        ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Core Equity Fund                      ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Diversified Bond Fund                 ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Diversified Equity Income Fund        ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Emerging Markets Fund                 ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Fundamental Value Fund                ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Global Bond Fund                      ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Global Inflation Protected Fund       ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Growth Fund                           ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - High Yield Bond Fund                  ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Income Opportunities Fund             ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - International Opportunity Fund        ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Large Cap Equity Fund                 ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Large Cap Value Fund                  ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Mid Cap Growth Fund                   ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Mid Cap Value Fund                    ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Select Value Fund                     ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Short Duration U.S. Government Fund   ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Small Cap Advantage Fund              ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - Small Cap Value Fund                  ( ) For   ( ) Against   ( ) Abstain
RiverSource Variable Portfolio - S&P 500 Index Fund                    ( ) For   ( ) Against   ( ) Abstain

2 To approve an Agreement and Plan of Reorganization between RiverSource Variable Portfolio-Core Bond Fund and RiverSource Variable Portfolio-Diversified Bond Fund. ( ) For ( ) Against ( ) Abstain

      If you have questions regarding the voting process, please call
(866)492-0843

                       [Cancel Vote & Exit] [Submit Vote]

(C) 2007 - Computershare. All Rights Reserved.Contact Us o Security o Privacy Policy o Help o

Computershare Proxy Direct -- Vote Confirmation                          Page 1




[logo]

THANK YOU. YOUR VOTING INSTRUCTIONS HAVE BEEN SUBMITTED FOR PROCESSING.

If necessary, you can revisit the Internet voting site at any time before the meeting on 1/29/2008 10:00:00 AM CT to submit new voting instructions.

This is a summary of your voting instructions for the Riversource Funds. You may print this page for your records.

                                                                                                    ----------
                                                                                                    PRINT PAGE
                                                                                                    ----------

INSTRUCTIONS SUBMITTED ON X/X/200X X:XX:XX PM [XX]
1    To approve an Agreement and Plan of Reorganization between your Existing Fund and a separate, corresponding newly-formed series of RIVERSOURCE VARIABLE SERIES
     TRUST, a Massachusetts business trust.                                                        FUND SPECIFIC VOTE
        RiverSource Variable Portfolio - Balanced Fund
        RiverSource Variable Portfolio - Cash Management Fund
        RiverSource Variable Portfolio - Core Bond Fund
        RiverSource Variable Portfolio - Core Equity Fund
        RiverSource Variable Portfolio - Diversified Bond Fund
        RiverSource Variable Portfolio - Diversified Equity Income Fund
        RiverSource Variable Portfolio - Emerging Markets Fund
        RiverSource Variable Portfolio - Fundamental Value Fund
        RiverSource Variable Portfolio - Global Bond Fund
        RiverSource Variable Portfolio - Global Inflation Protected Securities Fund
        RiverSource Variable Portfolio - Growth Fund
        RiverSource Variable Portfolio - High Yield Bond Fund
        RiverSource Variable Portfolio - Income Opportunities Fund
        RiverSource Variable Portfolio - International Opportunity Fund
        RiverSource Variable Portfolio - Large Cap Equity Fund
        RiverSource Variable Portfolio - Large Cap Value Fund
        RiverSource Variable Portfolio - Mid Cap Growth Fund
        RiverSource Variable Portfolio - Mid Cap Value Fund
        RiverSource Variable Portfolio - Select Value Fund
        RiverSource Variable Portfolio - Short Duration U.S. Government Fund
        RiverSource Variable Portfolio - Small Cap Advantage Fund
        RiverSource Variable Portfolio - Small Cap Value Fund
        RiverSource Variable Portfolio - S&P 500 Index Fund
2.      To approve an Agreement and Plan of Reorganization between RIVERSOURCE VARIABLE
        PORTFOLIO - CORE BOND FUND and RIVERSOURCE VARIABLE PORTFOLIO-DIVERSIFIED BOND
        FUND.

                           -------------------------
                           VOTE ANOTHER CARD OR EXIT
                           -------------------------

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

Email:

Confirm Email:

    -----------
    SEND EMAIL:
    -----------

---------------------------------------------------------------------------------------------------------------------------
Contact Us -Security - Privacy Policy - Help                                   (C) 2007 - Computershare. All Rights Reserved

                        FREQUENTLY ASKED QUESTIONS (FAQ)

2007-08 FUND CONVERSION PROGRAM

   o  WHAT ARE THE KEY ELEMENTS TO THIS PROJECT?

      The 2007-08 Fund Conversion program consists of four elements. The first three will be implemented if fund shareholders approve the proposals in a proxy vote.

         o FUND MERGERS - the proposal would merge seven RiverSource(R) retail mutual funds and one variable product mutual fund (VP fund) into alternative existing RiverSource funds.

         o TRUST FUND - the proposal would reorganize all VP funds from several Minnesota business corporations to a Massachusetts Business Trust.


         o MN TAX-EXEMPT FUND - the proposal would restore non-diversified status for the RiverSource(R) Minnesota (MN) Tax-Exempt Fund.

   o  WHY DID RIVERSOURCE INVESTMENTS DECIDE TO MOVE FORWARD WITH THESE
      PROJECTS?

      Part of our long term strategy is to consistently analyze our mutual fund line-up and our operational efficiency in an effort to bring more competitive products and returns to our shareholders over the long term. The 2007-08 Fund Conversion program is designed to improve and clarify our mutual fund offerings, for both retail mutual funds and VP mutual funds - the subaccounts within RiverSource(R) variable annuity and RiverSource(R) variable life products.

      There are a variety of potential benefits for shareholders, clients and RiverSource Investments including: tax efficiencies, cost saves, operational benefits, improved fund family positioning, increased economies of scale, improved investment results and choice of products - both on the RiverSource and subadvised platforms.

   o HOW WILL WE BE KEPT INFORMED OF CHANGES/UPDATES TO THE INDIVIDUAL PARTS OF THIS PROJECT?

      All information will be communicated to you through further updates to this FAQ document and additional articles on AdvisorCompass(TM).

PROXY

   o  WHAT WILL THE SHAREHOLDER PROXY CONTAIN?

      The shareholder proxy will contain a detailed explanation of the proposed changes, voter instructions and a ballot including the relevant proposals. It is important to remember that an individual shareholder will only be asked to approve the proposals in which they hold a position.

      For example, if an individual shareholder owns shares of a mutual fund that is proposed to be merged they will receive a ballot with the Fund Mergers proposal. If they do not hold a position in any of the VP Funds or the MN Tax-Exempt fund they will receive no additional ballots. If a different client owns shares of a retail fund that is proposed to be merged, along with shares of MN Tax-Exempt, and a variable annuity contract with subaccounts that hold VP fund positions; they would receive each of the three proposals on their ballots.

            Here are the three individual proposals that will be included in the balloting:

                  o The proposed merger of seven RiverSource retail mutual funds and one VP fund into alternative existing RiverSource funds.

                  o The proposed reorganization of all VP funds from several Minnesota business corporations to a Massachusetts Business Trust.

                  o The proposed restoration of non-diversified status for MN Tax-Exempt Fund.

      o     WHAT IS THE TIMING OF THE PROXY MAILING?

            The SEC record date is currently scheduled for Nov. 30, 2007, and following SEC approval, a proxy detailing the proposed changes is scheduled to be mailed to shareholders and contract owners in early December.

      o     WHICH SHAREHOLDERS WILL RECEIVE PROXY BALLOTS?

            Shareholders who have current holdings in funds that are included in any of the proposals will receive a proxy ballot. A shareholder may choose to vote on part or all of the proxy items.

      o     HOW CAN SHAREHOLDERS VOTE?

            Upon receiving the proxy statement and voting instructions, shareholders may vote in one of four ways:

                  o By mail with the enclosed voting instruction card they received with the proxy materials

                  o     By telephone

                  o     By internet

                  o     In person at the shareholder meeting

      o SHOULD I ENCOURAGE CLIENTS WHO HEAR ABOUT THE UPCOMING PROXY, TO VOTE IN FAVOR OF THE RECOMMENDATIONS?

            While you may explain the proposal to your clients, you may not advise clients on how to vote. Also for regulatory reasons, you may not develop or send separate materials relating to the proxy solicitation.

      o     WHAT HAPPENS IF A PART OF THE PROXY IS NOT APPROVED BY SHAREHOLDERS?

            Only the proposed change(s) of the proxy that are approved by the specified percentage of shareholders will be implemented (e.g. if only two proposals are approved by shareholder vote, only those two proposals would be implemented).

      o HOW WILL WE BE KEPT INFORMED OF UPDATES AND IMPORTANT MILESTONES IN THE PROXY PROJECT?

            All information will be communicated to you through further updates to this FAQ document and additional articles on AdvisorCompass(TM).

      o WILL ADDITIONAL TALKING POINTS, KEY MESSAGES AND AN UPDATED FAQ DOCUMENT BE PROVIDED FOR USE WITH CLIENTS?

            Yes. As new information becomes available, additional talking points, key messages and an updated FAQ document may be provided for use with clients. All updated information will be communicated to you through AdvisorCompass(TM).

      o     WHO IS IN CHARGE OF THE PROXY EFFORTS AND WHERE CAN I GO WITH
            QUESTIONS?

            The 2007-08 Fund Conversion program is being led by RiverSource Investments. If you have questions please contact Sales Consulting at (800) 817-4647, your advisor number, Option 2.

FUND MERGERS

      o     WHICH FUNDS ARE BEING MERGED?

            The proposal recommends the merger of seven current RiverSource retail funds and one VP fund (listed as Target Fund in the table below) into alternative existing RiverSource funds (listed as Acquiring Fund in the table below).

                                                FUND MERGER RECOMMENDATIONS
----------------------------------------------------------------------------------------------------
                TARGET FUND                                                 ACQUIRING FUND
-------------------------------------------                  ---------------------------------------
RiverSource Massachusetts Tax-Exempt Fund                    RiverSource Tax-Exempt High Income Fund
RiverSource Michigan Tax-Exempt Fund                         RiverSource Tax-Exempt High Income Fund
RiverSource Ohio Tax-Exempt Fund                             RiverSource Tax-Exempt High Income Fund
RiverSource Core Bond Fund                                   RiverSource Diversified Bond Fund
RiverSource VP Core Bond Fund                                RiverSource VP Diversified Bond Fund
RiverSource Fundamental Growth Fund                          RiverSource Growth Fund
RiverSource Value Fund                                       RiverSource Diversified Equity Income Fund
RiverSource International Equity Fund                        RiverSource Disciplined International Equity Fund

      o     WHAT WAS THE RATIONALE BEHIND THESE MERGERS?

            In general, the objective of the fund mergers project is to provide opportunities for improved returns for shareholders, and to strengthen and streamline our RiverSource mutual funds offerings by merging weak, obsolete or redundant funds into stronger, better-performing funds - to help achieve improved performance and economies of scale.

      o WHAT POTENTIAL BENEFITS CAN SHAREHOLDER RECEIVE FROM THE PROPOSED MERGERS? ADVISORS? RIVERSOURCE?

            These proposals, if approved, would provide several potential benefits for shareholders, advisors and RiverSource Investments, including:

                 o Enhanced value to shareholders through increased economies of scale. Combining funds means greater potential to reach fee breakpoints, which could potentially result in lower fees to shareholders invested in those funds.

                 o Improved performance. We believe the teams managing the acquiring funds are well-equipped to drive peer-beating performance over the long term.

                 o     A stronger and more streamlined mutual fund line-up.

                 o Greater efficiency of our investment management resources.

      o WHY WERE THESE SPECIFIC FUNDS CHOSEN TO BE MERGED AND AREN'T THERE OTHER UNDERPERFORMING FUNDS THAT ARE NOT BEING MERGED?

            We regularly review each mutual fund for its competitiveness. Our key criteria are whether a fund is meeting reasonable expectations of shareholders, on many dimensions. Is it meeting its investment goal and is that goal still relevant or is it obsolete? Is the investment strategy, as currently implemented, resulting in a portfolio that carries characteristics consistent with the goal, peers, and future potential market environments? We also review the fund's expense structure relative to its peers and review the quality of services provided by RiverSource (and external third parties) to the fund. Historical performance is another factor in the review process, but is definitely not the only criteria.

            In seeking to ensure each fund remains competitive and beneficial for shareholders to own, we will propose changes where necessary. Mergers provide one potential action to achieve that goal. Often, the proposals or changes are more modest. For example, a benchmark change may be appropriate or we may propose to lower expenses as we have done to numerous funds in the past few years.

      o     ARE THERE OTHER FUNDS CURRENTLY IN LINE TO BE MERGED?

            No other funds have been identified at this time. The analysis of our mutual funds is ongoing and we believe it helps us to offer the most competitive products with the best opportunities for returns to shareholders and clients.

      o     WHAT SHOULD I TELL CLIENTS WHO HOLD POSITIONS IN THESE FUNDS?

            You may explain the proposed changes to your clients, but you may not advise them to vote in favor of these proposals. We will continue to provide updated information and talking points to use with your clients, as soon as additional information is available. All information will be communicated to you through AdvisorCompass(TM).

      o     WHAT IS THE TIMING OF THE PROPOSED MERGERS?

            Implementation for each proposed item will only occur if shareholders vote in favor of the recommended change at the shareholder meeting currently scheduled for Jan. 29, 2008. If approved, the mergers are tentatively scheduled to be finalized sometime in the first quarter of 2008.

      o I NOTICED WE ARE MERGING THREE SUBADVISED FUNDS INTO INTERNALLY MANAGED RIVERSOURCE FUNDS. ARE WE PLANNING TO DO AWAY WITH OUR SUBADVISED PLATFORM?

            No. In fact, the reintroduction of the Partners name into our subadvised platform (as described below), is a confirmation of our long-term commitment to offering subadvised options to clients and prospects. We remain focused on offering a robust and comprehensive family of both internally managed and subadvised mutual funds and continue to use subadvised funds to help fill gaps and deliver the best product choices for you and your clients.

TRUST FUND

      o WHICH FUNDS ARE INCLUDED IN THIS PROJECT AND WHAT EXACTLY IS THE PROPOSED CHANGE?

            The objective is to reorganize all our VP funds from several Minnesota business corporations to a Massachusetts Business Trust.

      o     WHAT IS THE RATIONALE FOR THE PROPOSED CHANGES?

            This reorganization will help streamline the VP funds operation, and may also lead to tax efficiencies and potential cost saves for Ameriprise and its affiliated companies.

            In addition to the tax implications, corporate law in Massachusetts is more developed than in Minnesota with respect to mutual funds/investment companies, primarily due to the large number of mutual funds incorporated in Massachusetts. Generally, these differences may help us to realize additional efficiencies in the administration of mutual funds organized in Massachusetts.

      o WHAT POTENTIAL BENEFITS CAN SHAREHOLDERS RECEIVE FROM THE PROPOSED CHANGES? ADVISORS? RIVERSOURCE?

            While the trust changes will have no direct effect on clients, advisors or the management of the funds themselves, the proposed benefits could provide potential tax, legal and operational benefits which should allow us to reinvest in the business, enabling us to continue to build RiverSource into an industry leader in asset management and product innovation.

      o IS THERE ANY EFFECT ON CLIENTS OR ADVISORS AS A RESULT OF THE PROPOSED CHANGES?

            No. There is no direct effect on clients or advisors as a result of the proposed changes.

      o IS THERE ANY ACTION THAT MY CLIENTS OR I NEED TO TAKE IF THE PROPOSED CHANGES OCCUR?

            No action is required from you or your clients who hold positions in these funds.

      o     WHAT IS THE TIMING OF THE PROPOSED TRUST FUND CHANGES?

            Final approval for each proposed item will only occur if shareholders vote in favor of the recommended change at the shareholder meeting currently scheduled for Jan. 29, 2008. If approved, the changes are tentatively scheduled to be implemented in early February of 2008.

MN TAX-EXEMPT FUND

      o     WHAT IS THE PROPOSED CHANGE TO THE RIVERSOURCE MN TAX-EXEMPT FUND?

            The proposed change is to reinstate the non-diversified status of the RiverSource Minnesota (MN) Tax-Exempt Fund.

            Under the Investment Company Act of 1940, mutual funds may be classified as diversified or non-diversified. Diversified mutual funds are required to have a fundamental policy that sets limitations on concentration in individual issuers (with respect to 75% of a fund's assets, no more than 5% may be in any one issuer). Non-diversified mutual funds do not have these limitations.

      o     WHAT IS THE RATIONALE BEHIND THE PROPOSED CHANGE?

            The MN Tax-Exempt Fund moved from non-diversified to diversified in 2005 as a result of its actual diversification history (if a non-diversified fund is managed in a diversified fashion for a period of three years, it automatically becomes diversified and requires a shareholder vote to be re-classified as non-diversified). It now requires shareholder approval to be restored and managed as a non-diversified fund.

      o WHAT POTENTIAL BENEFITS CAN SHAREHOLDERS RECEIVE FROM THIS CHANGE? ADVISORS? RIVERSOURCE?

            Restoring non-diversified status for the fund will allow it to hold the same, more concentrated exposure to top issuers that competitor funds hold, allowing RiverSource to compete more effectively in this space.

            In addition, the ability to hold several large positions in a few names while awaiting opportunities in the market will provide greater flexibility to the fund and its management team. Since all the other RiverSource state tax-exempt funds are non-diversified, the proposed change should also lead to greater consistency.

      o     WHY DOES THIS REQUIRE A SHAREHOLDER VOTE?

            If a non-diversified fund is managed in a diversified fashion for a period of three years, it automatically becomes diversified and requires a shareholder vote to be re-classified as non-diversified.

      o IS THERE ANY EFFECT ON CLIENTS OR ADVISORS AS A RESULT OF THE PROPOSED CHANGE?

            There is no direct effect on clients and advisors and no additional action on the part of shareholders is required if the change is made.

      o WILL ADDITIONAL TALKING POINTS, KEY MESSAGES AND AN UPDATED FAQ BE PROVIDED FOR USE WITH CLIENTS?

            Yes. When new information is available, updated talking points and key messages will be provided for use with clients. All information will be communicated to you through AdvisorCompass(TM).

            FOR ADVISOR AND INTERNAL USE ONLY. THIS MATERIAL HAS BEEN PREPARED FOR ADVISORS AND REGISTERED EMPLOYEES. IT HAS NOT BEEN FILED WITH FINRA AND MAY NOT BE REPRODUCED OR SHOWN TO MEMBERS OF THE GENERAL PUBLIC. IT IS FOR REFERENCE IF YOU RECEIVE INQUIRIES.

            INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. FOR MORE INFORMATION, PLEASE VISIT RIVERSOURCE.COM/INVESTMENTS.

            Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value. Investing in certain funds involves special risk, such as those related to investments in foreign securities, small- and mid-capitalization stocks, fixed income securities

            (especially high-yield securities), and funds which focus their investments in a particular sector, such as real estate, technology, and precious metals. When discussing one of these funds with clients or prospects, please be sure to discuss the risks specific to each fund.

            Variable Portfolio Funds are not available for direct investment. They are only available within a variable product.

            RiverSource(R) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

            RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company and in New York, by RiverSource Life Insurance Co. of New York, Albany, New York. These companies are affiliated with Ameriprise Financial Services, Inc. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

            (C) 2007 Ameriprise Financial Services, Inc. All rights reserved.

            (09/07)

Computershare Fund Services                                         Page 1 of 7

RIVERSOURCE VARIABLE BRIEFLY                INBOUND TOLL FREE #: 1-866-492-0843.

                        RIVERSOURCE VARIABLE SERIES TRUST
        (See Appendix A for a List of the Funds involved in the meeting)
-------------------------------------------------------------------------------

MEETING DATE & TIME:  Tuesday, January 29, 2008 @ 10:00 a.m. (Central Time)

MEETING PLACE:        Marquette Hotel
                      710 Marquette Avenue, 4th Floor
                      Minneapolis, Minnesota 55402

RECORD DATE:          November 30, 2007

MAIL DATE:            On or about December 7, 2007

LED DISPLAY: "RiverSource VP"  / PROXY01 DATABASE NAME: "N/A"

PLEASE NOTE: * Our toll-free number is printed in the proxy statement, however our name is not.


                                    BRIEFLY 1

                                 CORE BOND FUND

  At this special meeting, shareholders are being asked to approve an Agreement and Plan of Reorganization between RiverSource Variable Portfolio - Core Bond
                Fund, a Minnesota Corporation, and a newly formed
 RiverSource Variable Portfolio - Core Bond Fund, a Massachusetts Business Trust. Shareholders are also being asked to approve the Merger of the Core Bond
    Fund into the Diversified Bond Fund. The Board recommends a vote in favor of the proposals.



                                    BRIEFLY 2

                                 ALL OTHER FUNDS

 At this special meeting, shareholders are being asked to approve an Agreement and Plan of Reorganization between an Existing Fund, a Minnesota Corporation, and a corresponding newly formed series, a Massachusetts Business
          Trust. The Board recommends a vote in favor of the proposal.


                         ******************************
     OUR ROLE IS TO ACT AS INFORMATION AGENTS ONLY. OUR RESPONSIBILITIES ARE
         TO PROVIDE ASSISTANCE AND INFORMATION TO CONTRACT OWNERS AS TO:

     -   Date and time of the meeting
     -   Details of the proposal to be voted on at the meeting
     -   Information regarding the Board's recommendation
     - Provide details on how the Contract Owners can vote their proxy (in person, by mail or following other methods provided on the proxy card)

                         ******************************

Computershare Fund Services                                         Page 2 of 7

THE SPECIAL MEETING IS BEING HELD FOR THE FOLLOWING PURPOSES:

1. To approve an Agreement and Plan of Reorganization between your Existing Fund and a separate, corresponding newly-formed series (a "New Fund") of RiverSource Variable Series Trust, a Massachusetts business trust. Under this agreement, the Existing Fund will transfer all of its assets attributable to its shares to the New Fund in exchange for corresponding shares of the New Fund and the assumption by the New Fund of all liabilities of the Existing Fund. These shares will be distributed to the Existing Fund shareholders (insurance company separate accounts) in proportion to their holdings in the Existing Fund. Your interest in the subaccount investing in the New Fund will equal your interest in the subaccount that invested in the Existing Fund.

2. FOR RIVERSOURCE VARIABLE PORTFOLIO - CORE BOND FUND ("Core Bond Fund") only, to approve an Agreement and Plan of Reorganization between Core Bond Fund and RiverSource Variable Portfolio - Diversified Bond Fund ("Diversified Bond Fund"). Under this agreement, Core Bond Fund will transfer all of its assets attributable to its shares to Diversified Bond Fund in exchange for corresponding shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of all liabilities of Core Bond Fund. These shares will be distributed to Core Bond Fund shareholders (insurance company separate accounts) in proportion to their holdings in Core Bond Fund. Your interest in the subaccount investing in Diversified Bond Fund will equal your interest in the subaccount that invested in Core Bond Fund.

WHY DID I RECEIVE THESE MATERIALS?

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of each Fund's shares and will vote those shares at the meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote.

If you were a contract holder on Nov. 30, 2007 you may instruct your insurance company on how vote. The Board of Directors of each RiverSource Variable Portfolio Fund recommends that you instruct your insurance company to vote FOR each of the proposals.


PROPOSAL 1: AGREEMENT AND PLAN OF REORGANIZATION


Q1. WHAT AM I GIVING AN INSTRUCTION ON?

     The Board of your Fund has approved, and recommends that shareholders approve, the proposed Reorganization of your Fund from series of one of six Minnesota corporations into a corresponding series (each a "New Fund") of RiverSource Variable Series Trust, a Massachusetts business trust. The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of each Fund's shares and will vote those shares at the meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote.

     Agent Note: The names of each Fund will not change as a result of the Reorganizations.

Q2. WHY HAVE THESE REORGANIZATIONS BEEN PROPOSED?

     The Reorganizations are expected to simplify and enhance the efficiency of the administration of the RiverSource Variable Portfolio Funds by combining series of six current Minnesota corporations into series of a single legal entity. The Reorganization is also expected to enhance the tax efficiency of, and may confer a significant benefit on, insurance companies that offer products that invest in the RiverSource Variable Portfolio Funds, including, affiliated insurance companies of RiverSource Investments, LLC, the investment manager of the RiverSource Funds.

Computershare Fund Services                                         Page 3 of 7

Q3. IF THE REORGANIZATIONS ARE APPROVED, WHAT WILL SHAREHOLDERS/CONTRACT
    HOLDERS RECEIVE?

     If the Reorganization of your Existing Fund is approved by shareholders and the other closing conditions are met, shares of the Existing Fund will, in effect, be converted into shares of the New Fund with the SAME AGGREGATE NET ASSET VALUE as your Existing Fund shares at the time of the Reorganization.

     After the Reorganization is completed, contract values that were allocated to subaccounts investing in the Existing Fund will be allocated to subaccounts investing in the New Fund.

Q4. WHO WILL PAY FOR THE COSTS ASSOCIATED WITH THE REORGANIZATIONS?

     The investment manager and its affiliates have agreed to bear all solicitation expenses with respect to seeking shareholder approval of each Reorganization and to bear any other costs of effecting each Reorganization.

Q5. HOW DOES EACH EXISITING FUND COMPARE TO THE NEW FUNDS?

     INVESTMENT OBJECTIVE/STRATEGIES:
     Each New Fund will have investment objectives, principal investment strategies and investment policies IDENTICAL to those of the corresponding Existing Fund.

     INVESTMENT ADVISOR/INVESTMENT MANAGER:
     RiverSource Investments and, as applicable, each current subadviser will continue to serve as the investment adviser and subadviser, respectively, of each New Fund.

     Each New Fund will be managed by THE SAME INVESTMENT TEAM as the corresponding Existing Fund using the same investment process.

     FEES & EXPENSES:
     Each New Fund will have the SAME MANAGEMENT FEES AND EXPENSE STRUCTURE as the corresponding Existing Fund immediately prior to the Reorganization.

     SHAREHOLDER RIGHTS:
     Agent Note: Differences between the rights of shareholders of the New Funds and those of shareholders of the Existing Funds are described in Exhibit D of the Proxy Statement.

Q7. WILL CONTRACT OWNERS HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE
    REORGANIZATIONS?

     The Reorganizations and the Merger will not result in any tax liability or impact to contract holders.

     CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC INDIVIDUAL CONSEQUENCES OF THE REORGANIZATION.

Q8. WHAT WILL HAPPEN IF THE AGREEMENTS ARE NOT APPROVED?

     If any Agreement is not approved, the Board will consider what further action should be taken. None of the Reorganizations are contingent upon any of the other Reorganizations or the Merger.

Q9. IF APPROVED, WHEN WILL THE REORGANIZATIONS OCCUR?

     If shareholders approve the Reorganizations, the Reorganizations are expected to take place shortly after the shareholder meeting.

  THE BOARD OF YOUR FUND RECOMMENDS THAT YOU INSTRUCT YOUR INSURANCE COMPANY TO
                            VOTE FOR THIS PROPOSAL.

Computershare Fund Services                                         Page 4 of 7

PROPOSAL 2: MERGER
-------------------------------------------------------------------------------
Agent Note: For holders of the Core Bond Fund ONLY

THE FOLLOWING CHART OUTLINES THE STRUCTURE OF THE MERGER:


              Selling Fund                           Buying Fund
              ------------                           -----------

  RiverSource Variable Portfolio --       RiverSource Variable Portfolio --
             Core Bond Fund                    Diversified Bond Fund

Q1. WHAT AM I GIVING AN INSTRUCTION ON?

     Shareholders of Core Bond Fund will consider a proposal to approve the Agreement and Plan of Reorganization providing for the Merger of Core Bond Fund into Diversified Bond Fund. The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of each Fund's shares and will vote those shares at the meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote.

Q2. WHY HAS THIS REORGANIZATION BEEN PROPOSED?

     The Board believes that the Merger will be advantageous to shareholders of Core Bond Fund and Diversified Bond Fund based on its consideration of the following matters:

     TAX CONSEQUENCES. The Board considered the expected tax consequences of the proposed Merger, noting that the Merger would take place after the Reorganization transaction, as discussed under Proposal 1, and is expected to be tax-free to contract owners.

     CONTINUITY OF INVESTMENT. The Board took into account the fact that Core Bond Fund has a primary investment objective and an investment strategy that are similar to those of Diversified Bond Fund, and that both Funds are managed against the same benchmark, the Lehman Brothers Aggregate Bond Index.

     EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The Board noted that as of the end of each Fund's most recent fiscal year, the expense ratio for Diversified Bond Fund was lower than the expense ratio for Core Bond Fund. The Board also noted that, on a pro forma basis, Diversified Bond Fund's expense ratio would stay the same or decline slightly as a result of the Merger, a result of immediate economies of scale.

     ECONOMIES OF SCALE. The Board observed that by combining the Funds, in addition to the immediate economies of scale, the combined Fund would be able take advantage of other economies of scale associated with a larger fund. For example, a larger Fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility.

     Continued on Next Page

     COSTS. The Board considered the fact that the investment manager and its affiliates have agreed to bear all solicitation expenses with respect to seeking shareholder approval of the Merger and to bear any other costs of effecting the Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger).

Computershare Fund Services                                         Page 5 of 7

     DILUTION. The Board considered the fact that the Merger will not dilute the interests of the current contract holders with contract values allocated to the subaccounts investing in Core Bond Fund or Diversified Bond Fund.

     PERFORMANCE AND OTHER FACTORS. The Board noted that when compared to respective peer groups, Diversified Bond Fund had stronger performance than Core Bond Fund. The Board also considered the fact that the Merger should allow for a more concentrated distribution effort thereby potentially benefiting both of the Funds.

     POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board also considered the potential benefits from the Merger that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of Core Bond Fund are expected to benefit over time from any decrease in overall operating expense ratios resulting from the Merger.

Q3. IF THE REORGANIZATION IS APPROVED, WHAT WILL SHAREHOLDERS RECEIVE?

     If the Merger is approved by shareholders of Core Bond Fund and the other closing conditions are met, shares of Core Bond Fund will, in effect, be converted into shares of Diversified Bond Fund with THE SAME AGGREGATE NET ASSET VALUE as shares of Core Bond Fund at the time of the Merger.

     After the Merger is completed, contract values that were allocated to subaccounts investing in Core Bond Fund will be allocated to subaccounts investing in Diversified Bond Fund.

Q4. HOW DOES MY CURRENT FUND COMPARE TO THE BUYING FUND?

     INVESTMENT OBJECTIVE:

     CORE BOND FUND:
     Core Bond Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

     DIVERSIFIED BOND FUND:
     Diversified Bond Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.

     INVESTMENT STRATEGIES:
     Agent Note: Please refer contract owners to pages 14-17 for a comparison of the Investment Strategies.

     INVESTMENT ADVISOR/INVESTMENT MANAGER:
     Both Funds have RiverSource Investments as an investment adviser.

     FEES, EXPENSES AND PERFORMANCE:
     Agent Note: Please refer contract owners to pages 21-25 for a comparison of the Fees, Expenses and Performance.

     PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES:
     Both Funds have the same policies for buying and selling shares and the same exchange rights.

Q5. WILL DIVIDENDS BE AFFECTED BY THE REORGANIZATION?

     Both Funds have the same distribution policies.

Computershare Fund Services                                         Page 6 of 7


Q6. WILL CONTRACT OWNERS HAVE TO PAY ANY SALES CHARGES IN CONNECTION WITH
    THE MERGER?

     Neither Core Bond Fund nor the contract owners whose contract values are allocated to subaccounts investing in Core Bond Fund will pay any sales charge in connection with the Merger.

Q7. WHO WILL PAY FOR THE COSTS ASSOCIATED WITH THE MERGER?

     The costs of the Merger will be paid by RiverSource Investments and its affiliates.

Q8. WILL CONTRACT OWNERS HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE
    MERGER?

     The Merger is expected to be tax-free to contract owners. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC INDIVIDUAL CONSEQUENCES OF THE REORGANIZATION.

Q9. IS THE MERGER INTO DIVERSIFIED BOND FUND CONTINGENT UPON THE OTHER
    REORGANIZATIONS?

     THE MERGER IS NOT CONTINGENT UPON ANY OF THE OTHER TRANSACTIONS.

     If the Merger of Core Bond Fund into Diversified Bond Fund, the Reorganization of Diversified Bond Fund as a series of RiverSource Variable Series Trust and the Reorganization of Core Bond Fund as a series of RiverSource Variable Series Trust are all approved, it is expected that THE REORGANIZATIONS OF CORE BOND FUND AND DIVERSIFIED BOND FUND WILL BE EFFECTED PRIOR TO THE MERGER, so that shareholders of Core Bond Fund will become shareholders of RiverSource Variable Portfolio -- Core Bond Fund, a series of RiverSource Variable Series Trust, before being merged into and becoming shareholders of RiverSource Variable Portfolio -- Diversified Bond Fund, a series of RiverSource Variable Series Trust.

Q10. WHAT WILL HAPPEN IF THE AGREEMENT IS NOT APPROVED?

     If the Agreement is not approved, the Board will consider what further action should be taken.

Q11. IF APPROVED, WHEN WILL THE MERGER OCCUR?

     If shareholders approve the Transactions, the Merger is expected to take place in the first quarter of 2008.

  THE BOARD OF YOUR FUND RECOMMENDS THAT YOU INSTRUCT YOUR INSURANCE COMPANY TO
                            VOTE FOR THIS PROPOSAL.

Computershare Fund Services                                         Page 7 of 7


                           APPENDIX A - LIST OF FUNDS
-------------------------------------------------------------------------------

                        RIVERSOURCE VARIABLE SERIES TRUST
                        ---------------------------------

                 RIVERSOURCE VARIABLE PORTFOLIO -- BALANCED FUND
             RIVERSOURCE VARIABLE PORTFOLIO -- CASH MANAGEMENT FUND
                RIVERSOURCE VARIABLE PORTFOLIO -- CORE BOND FUND
               RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND
             RIVERSOURCE VARIABLE PORTFOLIO -- DIVERSIFIED BOND FUND
        RIVERSOURCE VARIABLE PORTFOLIO -- DIVERSIFIED EQUITY INCOME FUND
             RIVERSOURCE VARIABLE PORTFOLIO -- EMERGING MARKETS FUND
            RIVERSOURCE VARIABLE PORTFOLIO -- FUNDAMENTAL VALUE FUND
               RIVERSOURCE VARIABLE PORTFOLIO -- GLOBAL BOND FUND
  RIVERSOURCE VARIABLE PORTFOLIO -- GLOBAL INFLATION PROTECTED SECURITIES FUND
                  RIVERSOURCE VARIABLE PORTFOLIO -- GROWTH FUND
             RIVERSOURCE VARIABLE PORTFOLIO -- HIGH YIELD BOND FUND
           RIVERSOURCE VARIABLE PORTFOLIO -- INCOME OPPORTUNITIES FUND
        RIVERSOURCE VARIABLE PORTFOLIO -- INTERNATIONAL OPPORTUNITY FUND
             RIVERSOURCE VARIABLE PORTFOLIO -- LARGE CAP EQUITY FUND
             RIVERSOURCE VARIABLE PORTFOLIO -- LARGE CAP VALUE FUND
              RIVERSOURCE VARIABLE PORTFOLIO -- MID CAP GROWTH FUND RIVERSOURCE VARIABLE PORTFOLIO -- MID CAP VALUE FUND
              RIVERSOURCE VARIABLE PORTFOLIO -- S&P 500 INDEX FUND
               RIVERSOURCE VARIABLE PORTFOLIO -- SELECT VALUE FUND
      RIVERSOURCE VARIABLE PORTFOLIO -- SHORT DURATION U.S. GOVERNMENT FUND
           RIVERSOURCE VARIABLE PORTFOLIO -- SMALL CAP ADVANTAGE FUND
             RIVERSOURCE VARIABLE PORTFOLIO -- SMALL CAP VALUE FUND